                                                                   EXHIBIT 10.13

                                   GUARANTEE

     THIS GUARANTEE (this "Guarantee") dated as of June 29, 2001 is made by each
                           ---------
of the direct or indirect subsidiaries of Lionbridge Technologies, Inc. ( the "Borrower") set forth on Schedule A attached hereto (each a "Guarantor") in
 --------                 ----------                          ---------
favor of CAPITAL RESOURCE PARTNERS IV, L.P., a Delaware limited partnership (the "Purchaser"). Each agreement, covenant, representation or warranty contained
 ---------
herein is made by each Guarantor as an individual entity and is not made jointly.

                                  WITNESSETH:

     WHEREAS, pursuant to a Note and Warrant Purchase Agreement dated as of June 29, 2001 (the "Note and Warrant Purchase Agreement") the Purchaser purchased
               -----------------------------------
from the Borrower the Borrower's 12 % Promissory Notes due October 31, 2001 in the original aggregate principal amount of Five Million Dollars ($5,000,000) (the "Note");
      ----

     WHEREAS, it is a condition to the Purchaser's entering into the Note and Warrant Purchase Agreement that the Guarantor enter into this Guarantee;

     WHEREAS each Guarantor is a direct or indirect subsidiary of the Borrower which will benefit from the Borrower entering into the Note and Warrant Purchase Agreement and issuing the Note to the Purchaser;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, each Guarantor hereby agrees with the Purchaser as follows:

          1.   Defined Terms. Unless otherwise defined herein, terms which are
               -------------
defined in the Note and Warrant Purchase Agreement and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

               "Note and Warrant Purchase Documents" shall mean the Note, the
                -----------------------------------
          Note and Warrant Purchase Agreement, and any other instruments, promissory notes, guarantees and other documents executed in connection with, or related to, the Note, and/or the Note and Warrant Purchase Agreement, as such other instruments, promissory notes, guarantees and other documents may be amended, modified, supplemented or restated from time to time.

               "Obligations" shall mean all obligations of the Borrower to the
                -----------
          Purchaser, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) on the Note; and (b) all other amounts (including, without. limitation, any fees or expenses) payable by the Borrower under the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document.

          2.   Guarantee. Each Guarantor hereby unconditionally and irrevocably
               ---------
guarantees to the Purchaser the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. Each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Purchaser) which may be paid or incurred by the Purchaser in enforcing, or obtaining advice of counsel in respect of, any of its rights under this Guarantee. The Guarantee shall remain in full force and effect until the Obligations are indefeasibly paid in full.

          3.   Right of Set-off. Regardless of the adequacy of any collateral or
               ----------------
other means of obtaining repayment of the Obligations, any deposits (general or special, time or demand, provisional or final, including, but not limited to indebtedness evidenced by a certificate of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Purchaser to any individual Guarantor may, at any time and from time to time after the occurrence of an Event of Default, without prior notice to such Guarantor or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived to the extent permitted by law) be set off, appropriated, and applied by the Purchaser against any and all obligations of the Guarantor to the Purchaser then due and payable in such manner as the Purchaser in its sole discretion may determine, and each Guarantor hereby grants the Purchaser a continuing security interest in such deposits and indebtedness for the payment and performance of such obligations.

          4.   Subrogation and Contribution. Until payment and performance in
               ----------------------------
full of all the Obligations, each Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, (a) to be subrogated, with respect to any payment made by such Guarantor hereunder, to the rights of the Purchaser against the Borrower, or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or (b) to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder.

          5.   Effect of Bankruptcy Stay. If acceleration of the time for
               -------------------------
payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by each Guarantor under this Guarantee forthwith upon demand.

          6.   Receipt of Note and Warrant Documents, Etc. Each Guarantor
               ------------------------------------------
confirms, represents and warrants to the Purchaser that (i) it has received true and complete copies of the Note and Warrant Purchase Documents entered into as of the date hereof by the Borrower and other parties thereto, has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to each Guarantor which would limit or qualify in any way the terms of this Guarantee; (iii) the Purchaser has made no representation to any Guarantor as to the creditworthiness of the Borrower; and (iv) each Guarantor has established adequate means of obtaining from the Borrower on a continuing basis information regarding the Borrower's financial condition. Each Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect such Guarantor's risks under this Guarantee, and each Guarantor further agrees that the Purchaser shall have no obligation to disclose to the Guarantor any information or documents acquired by the Purchaser in the course of its relationship with the Borrower.

          7.   Amendments, etc. with Respect to the Obligations. The obligations
               ------------------------------------------------
of each Guarantor under this Guarantee shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not the Borrower shall have any knowledge or notice thereof), including without limitation (i) any amendment or modification of or supplement to the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, or any obligation, duty or agreement of the Borrower or any other obligor thereunder or in respect thereof, (ii) any assignment or transfer in whole or in part of any of the Obligations, (iii) any furnishing or acceptance of any direct or indirect security or guaranty, or any release of or non-perfection or invalidity of any direct or indirect security or guaranty, for any of the Obligations, (iv) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such document (whether by operation of law or otherwise), (v) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or any other obligor (other than the Guarantor) or any of their respective properties or creditors or any resulting release or discharge of any Obligations, (vi) the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Borrower or any other obligor, (vii) the voluntary or involuntary liquidation, dissolution or termination of the Borrower or any other obligor, (viii) any invalidity or unenforceability, in whole or in part, of any term hereof or of the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, or any obligation, duty or agreement of the Borrower or any other obligor (other than the Guarantor) thereunder or in respect thereof, or any provision of any applicable law or regulation purporting to prohibit the payment or performance by the Borrower or any other obligor (other than the Guarantor) of any Obligations, (ix) any failure on the part of the Borrower or any other obligor for any reason to perform or comply with any term of the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document or any other agreement, or (x) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. Each Guarantor authorizes the Borrower, each other obligor in respect of the Obligations and the Purchaser at any time in its discretion, as the case may be, to alter any of the terms of Obligations.

          8.   Guarantor as Principal. If for any reason the Borrower or any
               ----------------------
other obligor is under no legal obligation to discharge any Obligations, or if any other moneys included in Obligations have become unrecoverable from the Borrower or any other obligor operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, the legal disability of the Borrower or any other obligor, any discharge of or limitation on the liability of the Borrower or any other obligor or any limitation on the method or terms of payment under any Obligation, or of the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guarantee shall nevertheless remain in full force and effect and shall be binding upon each Guarantor to the same extent as if each Guarantor at all times had been the principal obligor on all Obligations.

          9.   Waiver of Demand, Notice, Etc. Each Guarantor hereby waives to
               -----------------------------
the extent not prohibited by applicable law, (i) all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, including but not limited to notice of additional indebtedness constituting Obligations or the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, the Purchaser, any endorser or creditor of the Borrower or any other obligor; (ii) any notice of any indulgence, extensions or renewals granted to any obligor with respect to Obligations; (iii) any requirement of diligence or promptness in the enforcement of rights under the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (iv) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (v) notice of any of the matters referred to in Paragraph 7 above, (vi) any defense of any kind which the
                       -----------
Guarantor may now have with respect to its liability under this Guarantee; (vii) any right to require the Purchaser, as a condition of enforcement of this Guarantee, to proceed against the Borrower or any other obligor or to proceed against or exhaust any security held by the Purchaser at any time or to pursue any other right or remedy in the Purchaser's power before proceeding against the Guarantor; (viii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other obligor or the failure of the Purchaser to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other obligor; (ix) any defense based upon an election of remedies by the Purchaser; (x) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent the Purchaser from bringing any action, including a claim for deficiency, against the Guarantor, before or after the Purchaser's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (xi) any defense based upon any lack of diligence by the Purchaser in the collection of any Obligation; (xii) any duty on the part of the Purchaser to disclose to the Guarantor any facts the Purchaser may now or hereafter know about the Borrower or any other obligor in respect of Obligations; (xiii) any defense arising because of an election made by the Purchaser under Section 1111(b)(2) of the Federal Bankruptcy Code; (xiv) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; and (xv) any defense based upon or arising out of any defense which the Borrower or any other obligor may have to the payment or performance of Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury). Each Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of each Guarantor is made with such Guarantor's full knowledge of the significance and consequences thereof and that under the circumstances the waivers are reasonable. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by such law or public policy.

          10.  Reinstatement. This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property or otherwise, all as though such payments had not been made.

          11.  Payments. Each Guarantor hereby agrees that the Obligations will
               --------
be paid to the Purchaser without setoff or counterclaim in U.S. Dollars at the office of the Purchaser located at 85 Merrimac Street, Suite 200, Boston, Massachusetts 02114, or to such other location as the Purchaser shall notify the Guarantor.

          12.  Representations and Warranties. Each Guarantor represents and
               ------------------------------
warrants that as of the date hereof the representations and warranties set forth in the Note and Warrant Purchase Agreement are true and accurate in all respects as they pertain to such Guarantor as a Subsidiary.

          13.  Covenants. Each Guarantor hereby covenants and agrees with the
               ---------
Purchaser from and after the date of this Guarantee until the Obligations are indefeasibly paid in full to maintain its legal existence and not to take any action or refrain from taking any action which would cause the Borrower to be in default of any of its covenants or agreements contained in the Note and Warrant Purchase Agreement, the Note, or any other Note and Warrant Purchase Document.

          14.  Subordination of Claims against Borrower. Without limiting the
               ----------------------------------------
provisions of Paragraph 4 hereof, each Guarantor hereby irrevocably agrees that
              -----------
any and all claims which the Guarantor may now or hereafter have against the Borrower or any other guarantor of the Obligations, including, without limitation, the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, shall be subject and subordinate to the prior payment in full of all of the Obligations to the Purchaser. After the occurrence and during the continuation of an Event of Default, the Guarantor shall not claim from the Borrower or such other guarantor, or with respect to any of their respective properties, any sums which may be owing to the Guarantor, or have the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, until all the Obligations shall have been paid in full. Should any payment or distribution or security or the benefit of proceeds thereof be received by the Guarantor upon or with respect to amounts due to it from the Borrower or any other guarantor of the Obligations after an Event of Default has occurred and is continuing and prior to the payment in full of all Obligations, the Guarantor will forthwith deliver the same to the Purchaser in precisely the form received (except for endorsement or assignment where necessary), for application in or towards repayment of the Obligations and, until so delivered, the same shall be held in trust as property of the Purchaser. In the event of the failure of the Guarantor to make any such endorsement or assignment, the Purchaser is hereby irrevocably authorized to make the same on behalf of the Guarantor.

          15.  Severability. Any provision of this Guarantee which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16.  Paragraph Headings. The paragraph headings used in this Guarantee
               ------------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          17.  No Waiver. Cumulative Remedies. The Purchaser shall not by any
               ------------------------------
act (except by a written instrument pursuant to Paragraph 18 hereof), delay,
                                                ------------
indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchaser would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          18.  Miscellaneous. This Guarantee constitutes the entire agreement of
               -------------
each Guarantor with respect to the matters set forth herein. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Purchaser, provided that any provision of this Guarantee may be waived by the Purchaser in a letter or agreement executed by the Purchaser or by telecopy from the Purchaser. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchaser and its successors and assigns.

          19.  WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW.
               ------------------------------------------------------------
EACH GUARANTOR AND THE PURCHASER BY ITS ACCEPTANCE HEREOF EACH HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM WHICH ARISES OUT OF, BASED UPON OR BY REASON OF THIS GUARANTEE, ANY NOTE AND WARRANT PURCHASE DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PURCHASER AND THE GUARANTOR, AND SHALL BE SUBJECT TO NO EXCEPTIONS.

BY ITS EXECUTION AND DELIVERY OF THIS GUARANTEE, THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTEE, ANY NOTE AND WARRANT PURCHASE DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          20.  Notices. All notices under this Guarantee shall be in writing,
               -------
and shall be delivered by hand, by an internationally recognized commercial overnight delivery service, by U. S. first class mail or by telecopy, delivered, addressed or transmitted, if to the Purchaser, at its address or telecopy number set forth in the Note and Warrant Purchase Agreement, and if to the Guarantor, at its address or telecopy number set out below its signature in this Guarantee. Such notices shall be effective (a) in the case of hand deliveries, when received, (b) in the case of an overnight delivery service, on the next Business Day after being placed in the possession of such delivery service, with delivery charges prepaid, (c) in the case of mail, three days after deposit in the U.S. postal system, first class postage prepaid and (d) in the case of telecopy notices, when electronic indication of receipt is received. Any party may change its address and telecopy number by written notice to the other.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                                             INT'L.COM, INC.


                                             By: /s/ Rory J. Cowan
                                                ---------------------------
                                                Name:
                                                Title:

INTERNATIONAL LANGUAGE ENGINEERING CORPORATION



                                             By: /s/ Rory J. Cowan
                                                ---------------------------
                                                Name:
                                                Title:



                                             HARVARD TRANSLATIONS, INC.


                                             By: /s/ Rory J. Cowan
                                                ---------------------------
                                                Name:
                                                Title:





     Lionbridge Technologies California, Inc.


                                             By: /s/ Rory J. Cowan
                                                ---------------------------
                                                Name:
                                                Title:


LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.


                                                By: /s/ Rory J. Cowan
                                                   ----------------------
                                                Name:
                                                Title:

LIONBRIDGE TECHNOLOGIES B.V.


                                                By: /s/ Rory J. Cowan
                                                   ----------------------
                                                Name:
                                                Title:

LIONBRIDGE TECHNOLOGIES IRELAND


                                                By: /s/ Rory J. Cowan
                                                   ----------------------
                                                Name:
                                                Title:


                                                Address for Notices:

                              INT'L.com, Inc.
                              International Language Engineering Corporation Harvard Translations, Inc.
                              Lionbridge Technologies California, Inc.
                              950 Winter Street
                              Waltham, Massachusetts 02451
                              Telecopy No.:781-890-3122

                              Lionbridge Technologies Holdings B.V.
                              Lionbridge Technologies B.V.
                              The Sinus Building
                              Overschiestraat 55
                              1062HN, Amsterdam
                              The Netherlands
                              Telecopy No.: 31-20-408-0000


                              Lionbridge Technologies Ireland
                              Grattan House
                              Temple Road, Blackrock
County of Dublin, Ireland

                              Telecopy No.: 011 353-1288-6220


Accepted and agreed to:

CAPITAL RESOURCE PARTNERS IV, L.P.

By:  CRP PARTNERS IV, L.L.C., its General
     Partner

By: /s/ Stephen M. Jenks
   ----------------------
Stephen M. Jenks

    Managing Member

Schedule A
----------


                 Subsidiaries of Lionbridge Technologies, Inc.

INT'L.com, Inc.
International Language Engineering Corporation
Harvard Translations, Inc.
Lionbridge Technologies California, Inc.
Lionbridge Technologies Holdings B.V.
Lionbridge Technologies B.V.
Lionbridge Technologies Ireland